Swan Defined Risk Fund

Class A Shares SDRAX

Class C Shares SDRCX

Class I Shares SDRIX

Swan Defined Risk Emerging Markets Fund

Class A Shares SDFAX

Class C Shares SDFCX

Class I Shares SDFIX

Swan Defined Risk Foreign Fund

(formerly Swan Defined Risk Foreign Developed Fund)

Class A Shares SDJAX

Class C Shares SDJCX

Class I Shares SDJIX

Swan Defined Risk U.S. Small Cap Fund

Class A Shares SDCAX

Class C Shares SDCCX

Class I Shares SDCIX

Swan Defined Risk Growth Fund

Class A Shares SDAAX

Class C Shares SDACX

Class I Shares SDAIX

(collectively, the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated August 4, 2021 to

the Prospectus and Statement of Additional Information

dated October 27, 2020, as supplemented July 1, 2021

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, on July 31, 2021, U.S. Bank began serving as custodian to the Funds. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian to the Funds in the Prospectus and SAI are hereby replaced with U.S. Bank.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated October 27, 2020, as supplemented July 1, 2021. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-896-2590.

Please retain this Supplement for future reference.